UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 15, 2005

DIAMOND TRIUMPH AUTO GLASS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-33572	23-2758853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Division Street
Kingston, Pennsylvania		18704
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 287-9915

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 ACQUISITION OF SETTLES GLASS COMPANY’S ASSETS

On July 18, 2005, Diamond Triumph Auto Glass, Inc. issued a press release announcing the acquisition of the retail auto and fabrication glass assets from Settles Glass Companies, Inc., a copy of which is filed as an exhibit hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.3 Press release of Diamond Triumph Auto Glass, Inc. (the “Diamond”) dated July 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005	DIAMOND TRIUMPH AUTO GLASS, INC.

	By:	/s/ Douglas M. Boyle

Name:
Title: Chief Financial Officer